Cash and cash equivalents and short term investments	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents and short term investments
Cash and cash equivalents and short-term investments
Cash and cash equivalents
Cash and cash equivalents include cash and short-term, highly liquid financial instruments with maturity dates of less than three months when acquired that are readily convertible to cash and which are subject to an insignificant risk of changes in value. Counterparties and instruments used to hold the Group’s cash and cash equivalents are continually assessed, with a focus on preservation of capital and liquidity.
The following table summarises the cash and cash equivalents outstanding in the consolidated statement of financial position as at the dates presented:

	Year ended 31 December
	2022	2021
	€ million	€ million
Cash at banks and on hand	491	708
Short-term deposits and securities	896	699
Total cash and cash equivalents	1,387	1,407
Cash and cash equivalents are held in the following currencies as at the dates presented:

	Year ended 31 December
	2022	2021
	€ million	€ million
Euro	477	524
British pound	190	337
US dollar	88	74
Norwegian krone	35	64
Swedish krona	21	31
Australian dollar	358	234
Indonesian rupiah	26	41
Papua New Guinean kina	102	45
Other	90	57
Total cash and cash equivalents	1,387	1,407
Included within Cash and cash equivalents as at 31 December 2022 and 31 December 2021 are Papua New Guinea cash assets of €102 million and €45 million respectively, denominated in local currency (Kina). Government-imposed currency controls impact the extent to which the cash held in Papua New Guinea can be converted into foreign currency and remitted for use elsewhere in the Group. There are no other material restrictions on the Group’s cash and cash equivalents.
Short-term investments
Short-term investments are financial assets that are initially recognised at fair value and subsequently measured at amortised cost. The Group classifies its financial assets as at amortised cost only if both of the following criteria are met:
•the asset is held within a business model whose objective is to collect the contractual cash flows; and
•the contractual terms give rise to cash flows that are solely payments for principal and interest.
The short-term investment balance is comprised of time deposits and treasury bills, with maturity dates of greater than three months and less than one year when acquired, which do not meet the definition of cash and cash equivalents, and are expected to be held until maturity. These are highly liquid investments and due to their short-term nature, their carrying amount is not significantly different from the fair values.
As at 31 December 2022 and 31 December 2021 short-term investments were €256 million and €58 million respectively , which included €49 million and €44 million respectively, denominated in Papua New Guinea kina that are subject to government-imposed currency controls which impact the extent to which these investments, upon maturity, can be converted into foreign currency and remitted for use elsewhere in the Group